Exhibit 10.19
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                             STOCKHOLDERS AGREEMENT


     THIS  STOCKHOLDERS  AGREEMENT (the "Agreement"), entered into this 18th day
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of  September,  2000  is made by and among (i) Diamond Aviation, Inc., a Georgia corporation  (the "Company"), and (ii) those persons listed on Exhibits A, B and
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C  hereto  (collectively,  the  "Stockholders").
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                              W I T N E S S E T H:
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     WHEREAS,  each  of  the  Stockholders is the record and beneficial owner of that number of shares of Common Stock (as hereinafter defined) indicated on Exhibits A, B and C, and all of the outstanding shares of Capital Stock (as hereinafter defined) are owned by the Stockholders; and
     WHEREAS, the parties hereto desire to set forth more fully their agreements regarding the ownership of stock in the Company;
     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

ARTICLE  I.

DEFINITIONS
SECTION  1.1          Definitions.
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     As  used herein, the following terms shall have the respective meanings set forth  below:
     "Affiliate"  of  any  Person  means  any Person that directly or indirectly
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controls, or is under common control with, or is controlled by, such Person.  As used in this definition, "control" (including with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). "Board of Directors" means the Board of Directors of the Company, as constituted
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from  time  to  time in accordance with the Company's Bylaws and this Agreement.
     "Capital  Stock" means any class of capital stock of the Company including,
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without  limitation, the Common Stock and any preferred stock that may hereafter be  issued  by  the  Company.
"Common  Stock"  means  the  Company's  Common  Stock  without  par  value.
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"Director"  means  a  member  of  the  Board  of  Directors.
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     "Family  Group"  means  (i)  a  Person's spouse, descendants, stepchildren,
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parents  and  descendants of parents, (ii) the spouse of any individual referred to  in  clause  (i)  above,  and  (iii) any trust solely for the benefit of such
Person and/or any individual referred to in clause (i) or (ii) above. "Holder Group" means (i) the IASG Holders (as a collective group), (ii) the
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Management  Holders  (as  a collective group), or (iii) the Priddy Holders (as a
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collective  group).
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     "IASG"  means  International  Airline  Support  Group,  Inc.,  a  Delaware
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corporation,  and  its  successors  and  assigns.
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     "IASG  Holders"  means IASG and any of its shareholders who receive Capital
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Stock  from  IASG.  The  term "IASG Holders" shall also include any Family Group members who receive Capital Stock from any Stockholder who is an IASG Holder with respect to such stock.
"Management  Holders"  means  those  Stockholders identified on Exhibit C hereto
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with  respect  to  the  stock indicated on such Exhibit and any stock thereafter
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acquired by such Stockholders.  The term "Management Holders" shall also include
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any Family Group members who receive Capital Stock from any Stockholder who is a
Management  Holder  with  respect  to  such  stock.
"New Securities" shall mean any Capital Stock whether now authorized or not, and
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rights,  options  or  warrants  to purchase Capital Stock, and securities of any type whatsoever that are, or may become convertible into or exchangeable for Capital Stock; provided that the term "New Securities" does not include (i)
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Capital  Stock  issued  as  a  stock dividend to holders of the Company's Common
Stock, (ii) securities issued in connection with an acquisition, merger or Strategic Transaction approved by the required vote of the Board of Directors,
(iii) the issuance of stock awards or stock options to consultants, employees, officers or Directors of the Company pursuant to a plan approved by the required vote of the Board of Directors and the issuance of shares of Common Stock upon the exercise of such awards or grants, (iv) shares of Common Stock issued pursuant to registered public offerings, and (v) debt securities that are not, and will not become, convertible into or exchangeable for Capital Stock. (For purposes of clause (iii) above, the Company's 2000 Stock Option Plan (the "2000 Plan"), authorizing the grant of options to purchase up to 200,000 shares of Common Stock, shall be deemed to have been approved by the required vote of the Board of Directors).
"Person"  means  any  individual,  corporation,  partnership,  limited liability
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company,  firm,  joint  venture,  association,  joint-stock  company,  trust,
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unincorporated organization, governmental body or other entity.  In the event of
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a  trust,  the  term  "Person" shall refer to both the trust itself and the then current  income  beneficiaries  thereof.
"Priddy  Holders"  means  those Stockholders identified on Exhibit B hereto with
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respect to the stock indicated on such Exhibit and any stock thereafter acquired
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by  such Stockholders.  The term "Priddy Holders" shall also include any members of  RMC  Capital,  LLC  who  receive Capital Stock from RMC Capital, LLC and any
Family Group members who receive Capital Stock from any Stockholder who is a Priddy Holder with respect to such stock.
"Qualified  Public  Offering"  shall  mean a firm commitment underwritten public
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offering  after  which  the  market  capitalization  of  the Company exceeds $50
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million  based  on the initial public offering price multiplied by the number of
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shares  of  stock  outstanding.
     "Securities  Act"  means  the  Securities  Act  of 1933, as amended, or any
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similar  federal  law  then  in  force.
     "Securities  and  Exchange  Commission"  means  the Securities and Exchange
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Commission  and  includes  any  governmental  body  or  agency succeeding to the functions  thereof.
     "Securities  Exchange  Act"  means  the Securities Exchange Act of 1934, as
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amended,  or  any  similar  federal  law  then  in  force.
     "Stockholder  Shares"  means (i) all Common Stock issued or issuable to the
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Stockholders  and  (ii)  Common  Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, conversion, consolidation or other reorganization. "Strategic Transaction" means a transaction, including without limitation the
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formation  of  a  joint  venture  or partnership, entered into other than in the
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ordinary  course  of  business,  pursuant  to  which  the  Company  acquires  a
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significant  amount  of  assets,  leases one or more aircraft, obtains a capital
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investment,  incurs  a  significant  amount of indebtedness or enters into a new
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line  of  business.
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"Third  Party"  means  any  Person  that  is not an Affiliate or a member of the
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Family  Group,  as  appropriate,  of  the  Company  or  any of the Stockholders.
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     "Transfer"  means  to sell, transfer, assign, pledge, encumber or otherwise
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dispose  of  any  interest  in  any  Stockholder  Shares.

ARTICLE  II.

BOARD  OF  DIRECTORS  AND  VOTING  AGREEMENT
SECTION  2.1          Board  of  Directors.
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(a)     The  Board  of Directors of the Company shall initially consist of three
(3) Directors. The number of Directors may be increased from time to time by a majority vote of the Stockholders which majority includes the Priddy Holders.
(b) The IASG Holders, the Management Holders, and the Priddy Holders (each such Holder Group, a "Nominating Stockholder") shall each have the right to nominate one (1) person to serve as a Director of the Company. The initial nominees of the various Holder Groups are as follows: (i) IASG Holders - Alexius
     A. Dyer, III, (ii) Management Holders - George Murnane III, and (iii) Priddy Holders - Robert L. Priddy. If a Nominating Stockholder wishes to remove or proposes the removal of the Director which it had designated or nominated for the Board of Directors, all of the Stockholders entitled to vote shall vote for, and take all necessary steps to accomplish, the removal of such Director. If any Director is removed from office, resigns or otherwise leaves the Board of Directors, the Nominating Stockholder which had designated and nominated such Director in accordance with this Paragraph shall be entitled to designate and nominate a new Director to the Company's Board of Directors.
(c) Each Stockholder hereby agrees to vote to elect to the Company's Board of Directors all of the persons nominated in accordance with Paragraph (b) above.
(d) Notwithstanding any provision of the Company's Articles of Incorporation or By-laws, each party to this Agreement hereby agrees that none of the following actions shall be taken by the Company without being approved by the Director nominated by the Priddy Holders at a properly constituted meeting of the Board of Directors (or action by unanimous written consent in lieu of such a meeting):
(i) (A) any arrangement pursuant to which the Company would be merged or consolidated with another entity, (B) any arrangement pursuant to which the Company would acquire all or substantially all the assets or of another entity or securities of another entity that would result in the Company having control of such other entity, (C) any arrangement pursuant to which the Company would undergo a reorganization or recapitalization, (D) any arrangement pursuant to which the Company would sell, lease, transfer, hypothecate, pledge, liquidate or otherwise dispose of all or substantially all of its assets, (E) the filing by the Company of a voluntary petition in bankruptcy or any petition or answer seeking any reorganization, debtor rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other code, statute or law relating to bankruptcy, insolvency or other relief for debtors, or seeking or consenting to or acquiescing in the appointment of any trustee, receiver, conservator, custodian or liquidator of the Company or of all, or substantially all, of its property,
(F) admitting in writing the Company's inability to pay its debts as they mature, (G) giving notice to any Person of insolvency or pending insolvency of the Company, or suspension or pending suspension of the Company's operations, or
(H)  making  an  assignment  for  the  benefit  of creditors or taking any other similar  action  for  the  protection  or  benefit  of  creditors;
(ii) the amendment, restatement, modification or repealing of the Articles of Incorporation or By-laws of the Company;
(iii)     the  repurchase  of  any  Capital  Stock  of  the  Company;
(iv) an increase in the size of the Company's Board of Directors to a number greater than three;
(v) the issuance of any preferred stock or any securities, convertible into preferred stock of the Company;
(vi) incurring any single or related series of indebtedness, other than leases entered into in the ordinary course of business of the Company, such that there would be more than $50,000 of indebtedness at any one time outstanding;
(vii) change the Company's principal line of business, enter into any business unrelated to its current business or make any material changes in its business or business plan;
(viii) entering into any agreement giving any Person any rights to have such Person's Capital Stock registered for sale under federal securities laws;
(ix)     hiring  or  firing  the  Company's  chief  executive  officer;
(x) the Company organizing any subsidiary of which it owns less than 100% of the Capital Stock, selling any interest in any subsidiary or entering into a  joint  venture  involving the diversion of assets or business of the Company;
(xi) the Company filing a registration statement with the Securities and Exchange Commission for the purpose of registering any securities of the Company;
(xii)     the  issuance  of  any  securities  in  conjunction  with  a Strategic
Transaction;
(xiii) any amendment of the Management Services Agreement between the Company and IASG or entering into any transaction between the Company and any Stockholder or any Affiliate of the Company or any Stockholder;
(xiv)     sales  of  assets  of  the  Company  outside  the  ordinary  course of business;  and
(xv) execution of any agreement with respect to any of the actions set forth in (i) through (xiv) above.
(e) Notwithstanding anything herein to the contrary, all parties to this Agreement agree that any decision to terminate the Management Services Agreement between the Company and IASG shall be made solely by the Director nominated by the Priddy Holders.
(f) The Company is indebted to IASG with respect to which certain aircraft of the Company are pledged as collateral. IASG hereby agrees, on behalf of itself and its successors and assigns, that IASG will not seek to accelerate such debt or to foreclose upon such aircraft in the event of a default by the Company unless IASG shall have first provided notice thereof to RMC Capital, LLC
     ("RMC") and RMC or the Company shall not have cured such default written fifteen (15) days after receipt of such notice by RMC.
(g) The provisions set forth in this Section 2.1 shall terminate upon the closing of a Qualified Public Offering.
SECTION  2.2     Compensation  Committee.
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(a)     The Compensation Committee shall consist solely of Directors who are not
     Management  Holders.
(b) The Compensation Committee shall approve (i) compensation levels for each officer who also serves as a member of the Board of Directors or whose total compensation in any year exceeds $150,000, and (ii) all bonus payments exceeding $50,000 to any one individual in any year, (iii) the issuance of stock awards to consultants, employees, officers or Directors of the Company, and
(iv) the Company's policies with respect to vacation pay, paid time off, sick pay and similar matters.
(c) The Compensation Committee shall undertake all administration of the Company's 2000 Option Plan, including making all determinations as to who will receive option grants thereunder, the number of shares subject to such grants and the option price for all options granted.
ARTICLE  III.

PREEMPTIVE  RIGHTS;  TRANSFER  RESTRICTIONS  AND  OFFER  PROCEDURES
SECTION  3.1     Preemptive  Rights.
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(a)     If the Company at any time after the date hereof authorizes the issuance or sale of any New Securities (other than as a dividend on the outstanding Common Stock), the Company (i) must do so only to a Third Party (the "Prospective Purchaser") and only on a bona-fide arm's length commercial basis, and (ii) shall first offer to sell to each Holder Group a portion of such New Securities equal to the percentage of outstanding shares of Common Stock held by such Holder Group at the time of such issuance.
(b) In order to exercise its purchase rights hereunder, each Holder Group must within 10 days after receipt of written notice from the Company describing in reasonable detail the New Securities being offered, the purchase price thereof, the payment terms and such Holder Group's percentage allotment (the "Issuance Notice"), deliver a written notice to the Company describing its election hereunder. In the event any Holder Group does not elect to purchase all of the shares offered to such Holder Group, any New Securities not elected to be purchased by the end of such 10-day period shall be reoffered for an additional 5-day period by the Company on a pro rata basis to the Holder Groups who elected to purchase all shares of such New Securities originally offered to such Holder Groups. Any purchase of New Securities pursuant to this preemptive right will be on the terms specified in the Issuance Notice.
(c) Upon the expiration of the offering periods described above, the Company shall during the 120-day period thereafter be entitled to sell such New Securities to the Prospective Purchaser which the Holder Groups have not elected to purchase on terms and conditions no more favorable to the purchasers thereof than those offered to the Holder Groups. Any New Securities offered or sold by the Company to any Person after such 120-day period must be reoffered to the Holder Groups pursuant to the terms of this Section 3.1.
(d)     Termination  of  Restrictions.  The  provisions set forth in Section 3.1
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shall  terminate  upon  the  closing  of  a  Qualified  Public  Offering.
SECTION  3.2     Transfer  Restrictions.
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(a)     No  Stockholder  shall  Transfer  any interest in any Stockholder Shares except  pursuant  to  and in accordance with the provisions of this Section 3.2.
(b) If, at any time, a Stockholder wishes to Transfer any of its Stockholder Shares to a Third Party (including, for this purpose, a transfer from a
Stockholder who is a member of a Holder Group to a member of another Holder Group), such Transfer shall be made pursuant to the following procedures.
(i) At least 30 days prior to making any Transfer of Stockholder Shares, any transferring Stockholder of Stockholder Shares (the "Transferring Holder")
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shall  deliver  a  written  notice  (the  "Offer Notice") to the Company and the
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Stockholders.  The Offer Notice shall disclose in reasonable detail the proposed number  of  Stockholder  Shares  to  be  transferred  (the "Stockholder Transfer
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Shares")  and  the  proposed terms and conditions of the Transfer (including the proposed  price  at  which  the  shares  are  to  be  transferred).
(ii) Each Stockholder in the same Holder Group as the Transferring Holder shall be entitled to purchase all (but not less than all) of his Pro Rata Share (as defined below) of the Stockholder Transfer Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice  of  such  election  (an "Election Notice") to the Transferring Holder as
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soon  as  practical  but in any event within 10 days after delivery of the Offer
Notice. Any Stockholder Transfer Shares not elected pursuant to an Election Notice to be purchased by the end of such 10-day period shall be reoffered for an additional 5-day period by the Transferring Holder on a pro rata basis to the
     Stockholders who have elected to purchase their Pro Rata Share (if any) and who are in the same Holder Group as the Transferring Holder. Any Stockholder Transfer Shares not elected pursuant to an Election Notice to be purchased by the end of the above periods shall be reoffered for an additional 10-day period by the Transferring Holder to the Stockholders who are not in the same Holder Group as the Transferring Holder on a pro rata basis based on each such Stockholder's Pro Rata Share. Any Stockholder Transfer Shares not elected pursuant to an Election Notice to be purchased by the end of such 10-day period shall be reoffered for an additional 5-day period by the Transferring Holder on a pro rata basis to the Stockholders who have elected to purchase their Pro Rata Share and who are not in the same Holder Group as the Transferring Holder. Each Stockholder's "Pro Rata Share" shall be equal to such Stockholder's
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proportionate  ownership  of  the  Stockholder  Shares  as compared to the total number of Stockholder Shares owned by all Stockholders (including such Stockholder) then given the right to purchase. The Stockholders shall have the right to purchase Stockholder Transfer Shares whether or not they agree to purchase all of the Stockholder Transfer Shares being offered.
(iii) The Transfer of any Stockholder Transfer Shares to be purchased by the Stockholders shall be consummated as soon as practical after the delivery of the final Election Notice under clause (ii) above, but in any event within 15 days after the delivery of the final Election Notice. In the event that the Stockholders do not elect to purchase all of the Stockholder Transfer Shares or fail to consummate the purchase within the time frames specified herein, the Transferring Holder may, within 90 days after the expiration of the last period pursuant to clause (ii) above, Transfer such remaining Stockholder Transfer Shares to one or more Third Parties at a price no less than the price per share specified in the Offer Notice and on other terms no more favorable to the transferees thereof than offered to the Stockholders in the Offer Notice. Any Stockholder Transfer Shares not Transferred within such 90-day period shall be reoffered to the Stockholders under this Section 3.2(b) prior to any subsequent Transfer pursuant to the terms of this Section.
(iv) At any closing under this Section 3.2(b), each Transferring Holder will deliver to the relevant purchaser good and valid title to the Stockholder Shares being sold by each such Transferring Holder, free and clear of any lien.
(v) In the event the consideration for the Stockholder Shares as disclosed in the Offer Notice is other than cash, a promissory note or a combination thereof, the price for the Stockholder Shares shall be the value of that consideration as agreed to by the Transferring Holder and the Stockholders, or, if no agreement can be reached as to the valuation of such consideration, the fair market value of such consideration as determined by two appraisers (one appointed by the Transferring Holder and one appointed by the Company). In the event the two appraisers are unable to agree on a fair market value within 20 days after they are appointed and further negotiations, in the opinion of either of the appraisers, would not result in an agreement, the fair market value of the consideration shall be the average of the appraised values of the two appraisers; provided, however, that if the appraised values of the two appraisers differ by more than ten percent (10%) of the higher of the two appraised values, the two respective appointed appraisers shall select a third appraiser who shall independently, within 20 days after his appointment, make a determination of the value of the consideration and the average of the appraised values of the three appraisers shall be the purchase price and shall be binding on the parties hereto. The Transferring Holder whose Stockholder Shares are subject to the Offer Notice and the Company shall each bear the cost of their respective appraisers and shall share the cost equally of the third appraiser, if any. Notwithstanding anything herein to the contrary, if an appraisal is used to determine the value of the consideration pursuant to this Section 3.2(b), the time periods provided for in this Section 3.2(b) shall be tolled from the time of the initial appointment of the two appraisers until a final appraised value is determined pursuant to this Section 3.2(b)(v).
(c)     Permitted Transfers.  The restrictions set forth in Section 3.2(b) shall
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     not  apply  to  (i)  any  Transfer of Stockholder Shares from a member of a
Holder Group to another member of the same Holder Group, (ii) any Transfer of Stockholder Shares by any Stockholder among its Affiliates, or (iii) a Transfer of Stockholder Shares by any Stockholder pursuant to the laws of descent and distribution or among the Family Group of such Stockholder; provided that the
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provisions  of  this Agreement will continue to be applicable to the Stockholder
Shares after any Transfer pursuant to clauses (i), (ii) and (iii) above and the transferees of such Stockholder Shares shall agree in writing to be bound by the provisions of this Agreement.
(d)     Termination  of  Restrictions.  The  restrictions  set  forth in Section
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3.2(b)  shall  terminate  upon  the consummation of a Qualified Public Offering.
SECTION  3.3     Legends.  Each  certificate  evidencing outstanding Stockholder
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Shares  held  by  the  Stockholders  shall  bear  a  legend in substantially the following  form:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THESE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT IN EFFECT UNDER SAID ACT AND ANY APPLICABLE STATE LAWS, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 18, 2000, COPIES OF WHICH WILL BE FURNISHED BY DIAMOND AVIATION, INC. AND ANY SUCCESSOR THERETO UPON REQUEST AND WITHOUT CHARGE.

SECTION  3.4     Future  Stockholders.  Without limiting the other provisions of
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this  Article III, in no event may any Person who is not, at such time, a holder of Capital Stock become a holder of Capital Stock after the date of this Agreement (other than in connection with or after the Company's initial
Qualified Public Offering) unless either: (i) such Person also becomes a party to this Agreement at the same time (at which time such Person shall be deemed to be a Stockholder under this Agreement), or (ii) the Board of Directors of the Company approves the issuance of Capital Stock to the new stockholder without requiring the new stockholder to become bound by the terms of this Agreement.
SECTION  3.5     Transfers in Compliance With Securities Laws.  Each Stockholder
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acknowledges  that  his,  her or its Stockholder Shares have not been registered under the Securities Act and may not be Transferred except while such registration is in effect or pursuant to an exemption from registration under the Securities Act. No Stockholder will Transfer any such Stockholder Shares at any time if such Transfer would violate applicable federal and state securities laws and, upon the written request of the Board of Directors of the Company, such Stockholder will deliver a legal opinion of counsel reasonably acceptable to the Company to the effect that such Transfer is in compliance with applicable federal and state securities laws.
ARTICLE  IV.

NONCOMPETITION  AGREEMENTS
SECTION  4.1     Definitions.  For  purposes  of  this  Agreement, the following
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terms  and  provisions  shall  have  the  following  meanings:
(a)     "Prohibited  Geographic  Area" shall mean the continental United States.
(b) "Prohibited Time Period" shall mean the period beginning on the date of execution hereof and ending on the date that the Stockholder no longer owns any Capital Stock in the Company.
(c) "Prohibited Business" shall mean the provision of air cargo services on a basis reasonably similar to that being provided by the Company, or such other related business as the Board of Directors shall from time to time approve as contemplated by Section 2.1 of this Agreement.
SECTION  4.2     Noncompetition  Agreement.  Each Stockholder agrees that during
                 -------------------------
the Prohibited Time Period, he shall not, for any reason, without the prior written consent of the Company, on his own behalf or in the service or on behalf of  others,  participate,  whether  as  an  owner,  stockholder,  partner, employee, consultant, agent, independent contractor or otherwise, in the Prohibited Business in the Prohibited Geographic Area.
SECTION  4.3     Reasonable  Restrictions.  The  parties  hereto acknowledge and
                 ------------------------
agree that (i) the covenants contained in Section 4.2 are reasonably necessary to protect the interest of the Company; (ii) the restrictions imposed by Section
     4.2 are not greater than are necessary for the protection of the Company in light of the substantial harm that the Company will suffer should a Stockholder breach any such covenant; (iii) the period of restriction and geographical area of restriction contained in Section 4.2 are fair and reasonable in that they are reasonably required for the protection of the Company; (iv) the nature, kind and character of the activities the Stockholders are prohibited to engage in as described in Section 4.2 are reasonable and necessary to protect the Company and shall not be interpreted or construed as prohibiting a Stockholder from rendering any other services or performing any other activities not referenced therein; and (v) the covenants and agreements of the Stockholders contained in
Section 4.2 are material inducements to the Company to sell stock to the Stockholders, and, but for such covenants made by each Stockholder herein, the Company would not have agreed to sell stock to such Stockholder.
SECTION 4.4     Remedies Available.  The Stockholders acknowledge and agree that
                ------------------
the covenants and agreements contained in Section 4.2 of this Agreement are made by them in consequence of and as a specific inducement to the Company to sell stock to such Stockholder and to protect and preserve the benefit of this Agreement to the Company; that each of the covenants contained in Section 4.2 is reasonable and necessary to protect and preserve the benefits received by the Company under this Agreement; that irreparable loss and damage will be suffered by the Company should a Stockholder breach any of such covenants and agreements; that each of such covenants and agreements is separate, distinct and severable from the other and remaining provisions of this Agreement; that the unenforceability of any such covenant or agreement shall not affect the validity or enforceability of any other such covenant or agreements or any other provision or provisions of this Agreement; and that, in addition to other remedies available to it, the Company shall be entitled to both temporary and permanent injunctions to prevent a breach or contemplated breach by a Stockholder of any of such covenants or agreements. In the event the Company should seek an injunction hereunder, each Stockholder hereby waives any requirement  that  the  Company  post  a  bond  or  any  other  security.
SECTION  4.5     Severability.  If  the provisions of Section 4.2 should ever be
                 ------------
adjudicated to exceed the time, geographic or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic or other limitation permitted by applicable law.
SECTION  4.6     No  Defenses.  The  covenants and agreements on the part of the
                 ------------
Stockholders contained in Section 4.2 shall be construed as agreements independent of any other agreement between the Company and such Stockholders. The existence of any claim or cause of action of a Stockholder against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of each of such covenants and agreements.
SECTION  4.7     Exceptions.  Nothing  contained  in  this  Article  IV  shall
                 ----------
restrict: (i) IASG from selling or leasing aircraft or aircraft parts to any other cargo airline so long as IASG does not operate such cargo airline or otherwise participate in the management of such cargo airline; (ii) Robert L. Priddy from continuing his involvement and ownership in AirTran Holdings, Inc. or any subsidiary thereof or successor thereto; (iii) any Stockholder from owning less than 5% of the securities of any company that is publicly traded and could be deemed to be a competitor of the Company; and (iv) any Stockholder from holding any amount of securities of IASG.
SECTION  4.8     Survival.  The  provisions of this Article IV shall survive the
                 --------
termination  of  this  Agreement  for  any  reason  whatsoever.
ARTICLE  V.

MISCELLANEOUS
SECTION  5.1     Transfers in Violation of Agreement.  Any Transfer or attempted
                 -----------------------------------
Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.
SECTION  5.2     Amendment  and Waiver.  Except as otherwise provided herein, no
                 ---------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against any party hereto unless such modification, amendment or waiver is approved in writing by the Company and Stockholders holding at least 75% of the outstanding Common Stock.
SECTION  5.3     Severability.  Whenever  possible,  each  provision  of  this
                 ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of such provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
SECTION  5.4     Entire  Agreement.  This  Agreement  embodies  the  complete
                 -----------------
agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
SECTION  5.5     Successors and Assigns.  The provisions of this Agreement shall
                 ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including without limitation permitted transferees under Article III), and to the extent applicable, heirs, executors, administrators and legal representatives and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.
SECTION  5.6     Counterparts.  This  Agreement  may  be  executed  in  separate
                 ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.
SECTION  5.7     Remedies.  The  parties hereto agree and acknowledge that owing
                 --------
to the special, unique and extraordinary nature of the matters covered by this Agreement, money damages may not be an adequate remedy for any breach of the provisions of this Agreement because of the substantial and irreparable injury which could be suffered in such event, and that the parties hereto shall have the right to temporary and/or permanent injunctive relief, in addition to all of their rights and remedies at law or in equity, to enforce the provisions of this Agreement without necessity of proving actual damages or of posting bond. Each party to this Agreement hereby waives the defenses, claims or arguments that the matters covered by this Agreement are not special, unique and extraordinary, that he or it must prove actual damages, and that he or it has an adequate remedy at law. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.
SECTION  5.8     Notices.  All  notices,  demands  or other communications to be
                 -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, confirmed telecopy or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the parties as indicated below, or to any party at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
SECTION  5.9     Governing  Law.  All  issues concerning this Agreement shall be
                 --------------
governed by and construed in accordance with the laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Georgia.
SECTION  5.10     Descriptive  Headings.  The  descriptive  headings  of  this
                  ---------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     IN WITNESS WHEREOF, the parties, by their respective officers duly authorized, have caused this Agreement to be duly executed and delivered as of the date hereof.

DIAMOND  AVIATION,  INC.


By:
     Name:
     Title:


INTERNATIONAL  AIRLINE  SUPPORT
   GROUP,  INC.


By:
      Name:
      Title:

PRIDDY  HOLDERS:
---------------
RMC  CAPITAL,  LLC


By:
      Name
      Title:



MANAGEMENT  HOLDERS:
-------------------
GEORGE  MURNANE,  III
ALEXIUS  A.  DYER,  Ill
E.  JAMES  MUELLER
BARCLAY  G.  JONES,  III